                                                                    EXHIBIT 10.3
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                               SUBSIDIARY GUARANTY
                               -------------------

     THIS GUARANTY (this "Guaranty"), dated as of March 30, 2005 (the "Effective
Date"), is made by TAG ENTERTAINMENT USA INC., a California corporation (the
"Guarantor"), in favor of SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC, a
Delaware limited liability company ("Satellite"). This Guaranty is being given by Guarantor in connection with that certain Securities Purchase Agreement, dated as of March 30, 2005 (the "Purchase Agreement"), by and between TAG
Entertainment Corp., a Delaware corporation (the "Company"), and Satellite. Any capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

     WHEREAS, the Company, by its senior secured promissory note of even date herewith given to Satellite is indebted to Satellite in the aggregate principal sum of One Million One Hundred Fifty Thousand and 00/100 Dollars ($1,150,000) in
lawful money of the United States of America (such promissory note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note"), with interest from the date thereof at the rate set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, and subject to the terms and conditions of the Purchase Agreement;

     WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of Guarantor;

     WHEREAS, the Guarantor shall derive substantial direct and/or indirect benefits from the transactions contemplated under the Purchase Agreement; and

     WHEREAS, it is a condition precedent to the obligations of Satellite under the Purchase Agreement that the Guarantor shall have executed and delivered this
Guaranty to Satellite.

     NOW, THEREFORE, in order to induce Satellite to enter into the Purchase
Agreement, Guarantor hereby agrees as follows:

1.   DEFINITIONS.

          1.1 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

     "Obligations" means all of the obligations and liabilities of the Company to Satellite (including, without limitation, all of the interest that accrues on the Note after the Note becomes due and payable and all interest that accrues on the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due,

now existing or hereafter incurred, that may arise under, with respect to, or in connection with the Purchase Agreement, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with the Purchase Agreement or any other Transaction Document, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and expenses of counsel to
Satellite that are required to be paid by the Company pursuant to the terms of the Purchase Agreement, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with the Purchase Agreement or any other Transaction Document).

          1.2 Other Definitional Provisions. Unless otherwise specified in this
Guaranty, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. The meanings given to terms defined in this Guaranty shall be equally applicable to both the singular and plural forms of such terms.

2.   GUARANTY.

          2.1 Unconditional Guaranty. Guarantor unconditionally and irrevocably guaranties to Satellite the punctual and complete payment and performance by the
Company of each of the Obligations as and when such Obligation becomes due
(whether at stated maturity, by acceleration or otherwise).

          2.2 Costs of Collection. The Guarantor agrees to pay all of the fees, expenses and costs (including, without limitation, all reasonable fees and expenses of counsel) that may be paid or incurred by Satellite in enforcing or obtaining advice of counsel regarding any rights with respect to, or collecting, any of the Obligations or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

3.   SUBORDINATION.

          Any indebtedness of the Company or any Affiliate of the Company or
Guarantor to Guarantor now or hereafter existing (including, without limitation, any rights of subrogation Guarantor may have as a result of any payment by
Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the prior payment in full of any Obligations. Until the Obligations have been fully satisfied and performed, Guarantors agree not to accept any payment or satisfaction of any kind of indebtedness of the Company or any Affiliate of the
Company or Guarantor to Guarantor and hereby assigns such indebtedness to
Satellite, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. Further, if Guarantor shall now or at any time in the future comprise more than one Person, firm or corporation,
Guarantor agrees that until payment and performance in full of any Obligations:
(a) it shall not accept payment from the others by way of contribution on account of any payment made hereunder by such party to Satellite; (b) Guarantor will not take any action to exercise or enforce any rights to such contribution;
and (c) if Guarantor should receive any payment, satisfaction or security for any indebtedness of the

Company or any Affiliate of the Company or Guarantor to Guarantor or for any
contribution by the others of Guarantor for payment made hereunder by the recipient to Satellite, such payment, satisfaction or security shall be delivered to Satellite in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Obligations and until so delivered shall be held in trust for Satellite as security for the
Obligations.

4.   AMENDMENT OF TRANSACTION DOCUMENTS; RELEASE OF COLLATERAL.

          4.1 Transaction Documents; Collateral. Satellite may (except as shall be required by applicable law) at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring any liability or responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor under this Guaranty:

               (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect of the Obligations, and the guaranty made pursuant to this Guaranty shall apply to the Obligations as so changed, extended, renewed or altered;

               (ii) sell, exchange, release, surrender, realize upon or
otherwise deal with in any manner and in any order any property pledged or mortgaged to secure the Obligations or any liabilities incurred directly or indirectly in respect of the Obligations or this Guaranty;

               (iii) exercise or refrain from exercising any rights or remedies against the Company or any other Person (including the Guarantor) or otherwise act or refrain from acting with respect to the Company or other Person
(including without limitation, the Guarantor);

               (iv) settle or compromise any of the Obligations, any security therefor or any liability (including any of those under this Guaranty) incurred directly or indirectly in respect of the Obligations, or subordinate the payment of all or any part of the Obligations to the payment of any other liability
(whether due or not) of the Company;

               (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Company to Satellite regardless of what liabilities of the Company remain unpaid;

               (vi) consent to or waive any breach of, or any act, omission or default under, any of the Transaction Documents or any of the documents, instruments or the agreements made, delivered or given in connection with the
Transaction Documents, or otherwise amend, modify, supplement, cancel or terminate any of the Transaction Documents or any of the instruments, documents, or the agreements made, delivered or given in connection with the Transaction
Documents;

               (vii) act or fail to act in any manner referred to in this
Guaranty which may deprive the Guarantor of its right to subrogation against the
Company or any other Person to

recover full indemnity for any payments made by the Guarantor pursuant to this
Guaranty; and/or

               (viii) release or substitute the Company or any endorser,
guarantor or other obligor.

          4.2 Satellite's Action. Satellite shall not have any obligation at any time to take any action, or expend any funds, to (i) secure or perfect any Lien that is required to be granted by the Company as collateral security for the
Obligations, or (ii) insure or otherwise protect any assets or property that is subject to a Lien granted by the Company as collateral security for the
Obligations.

5.   OBLIGATIONS OF GUARANTOR.

          5.1 Guaranty Absolute and Unconditional. (a) The Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice or proof of reliance by Satellite upon this
Guaranty or acceptance of this Guaranty; each Obligation shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between the
Company and/or the Guarantor, on the one hand, and Satellite, on the other hand, shall be conclusively presumed to have been consummated in reliance upon this
Guaranty. The Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional Guaranty of payment and performance without regard to (i) the validity or enforceability of (1) the
Purchase Agreement, the Note or any of the other Transaction Documents or any document, instrument or agreement made, delivered or given in connection with the Purchase Agreement, the Note or any other Transaction Document, (2) any Lien securing the Obligations, (3) any of the collateral security for, or any
Guaranty of, the Obligations, or (4) any right of offset with respect to the
Obligations, (ii) any defense, set-off or counterclaim that may at any time be available to, or be asserted by, the Company against Satellite, or (iii) any other circumstance whatsoever (including, without limitation, insolvency or bankruptcy of the Company or any other Person) that constitutes (or might be construed to constitute) an equitable or legal discharge of the Obligations or the obligations and liabilities of the Guarantor under this Guaranty, regardless of whether the Guarantor has notice or knowledge of any such circumstance.

          5.2 Obligations Not Affected. None of the obligations and liabilities of the Guarantor under this Guaranty shall be relieved or reduced, and none of the rights and remedies of Satellite against the Guarantor shall be impaired or adversely affected, as a result of (i) any demand by Satellite for payment of any of the Obligations being subsequently rescinded, (ii) any amendment, modification, supplement or termination of the Purchase Agreement, the Note, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with the Purchase Agreement, the Note or any other Transaction Document, or (iii) any or all of the collateral security for, or any other Guaranty of, the Obligations or any right of offset with respect to the Obligations being renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, in whole or in part, by Satellite at any time.

          5.3 Waiver of Notice. The Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of (i) acceptance of this Guaranty and notice of any liability to which it may apply, (ii) promptness, diligence, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any of the Obligations, and (iii) any suit or taking of other action by Satellite against, and any other notice to, any Person liable on or with respect to the Obligations. When pursuing any of its rights and remedies against the Guarantor, Satellite may, but shall be under no obligation to, pursue any other rights and remedies that it may have against the
Company or any other Person or against any collateral security for, or any
Guaranty of, the Obligations or any right of offset that it may have with respect to the Obligations; provided, however, that none of the obligations and liabilities of the Guarantor under this Guaranty will be relieved or reduced, and none of the rights of Satellite will be impaired or adversely affected, as a result of any failure by Satellite to (i) pursue any rights or remedies that it may have against the Company or any other Person, (ii) collect any amounts that are due any payable with respect to the Obligations from the Company or any other Person, or (iii) realize upon any collateral security or Guaranty or exercise any right of offset. The Guarantor waives any right (to the fullest extent permitted by applicable law) to require Satellite to: (i) proceed against the Company or any other Person; (ii) proceed against or exhaust any security held from the Company or any other Person; or (iii) pursue any other remedy against the Company or any other Person. The Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of the Company, or any other Person other than the full payment and performance of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Company or any other Person, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. Satellite may, at its election, foreclose on any security held by Satellite by one or more judicial or nonjudicial sales, or exercise any other right or remedy Satellite may have against the Company or any other Person, or any security, without affecting or impairing in any way the liability of the Guarantor under this Guaranty except to the extent the
Obligations have been paid and performed in full. The Guarantor waives any defense arising out of any such election by Satellite, even though such election operates to impair or extinguish any right or reimbursement or subrogation or other right or remedy of the Guarantor against the Company or any other Person or any security (to the extent permitted by applicable law).

          5.4 No Impairment. The liability of the Guarantor under this Guaranty is exclusive and independent of any security for or other guaranty of the
Obligations, whether executed by the Guarantor or by any other Person, and the liability of the Guarantor under this Guaranty shall not be affected or impaired by (a) any direction as to application of payment by the Company or by any other
Person, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor of the Company or of any other Person as to the
Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Company, (e) any payment made to Satellite which is repaid to the Company pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification to its obligations hereunder by reason of any of such proceeding, (f) any action or inaction by Satellite, or
(g) any invalidity, irregularity or unenforceability of all or part of the
Obligations or of any security therefor.

          5.5 Severability of Obligations; Statute of Limitations. The
obligations of the Guarantor under this Guaranty are independent of the obligations of the Company or any other Person, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against the Company or any other Person and whether or not the
Guarantor, the Company or any Person be joined in any such action or actions.
The Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability under this Guaranty or the enforcement of any such statute of limitations. Any payment by the Company or other circumstance that operates to toll any statute of limitations as to the
Company shall operate to toll the statute of limitations as to the Guarantor.

          5.6 Authority. It shall not be necessary for Satellite to inquire into the authority, capacity or powers of the Company or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guarantied under this Guaranty.

          5.7 Reinstatement. Notwithstanding any other provision of this
Guaranty to the contrary, if any payment with respect to the Obligations is rescinded or required to be restored or returned by Satellite for any reason whatsoever (including, without limitation, as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any of its assets or properties), this Guaranty shall continue to be effective, and shall be reinstated if previously terminated, as though such payment had not been made.

          5.8 Payments. The Guarantor hereby covenants and agrees that all amounts due and payable by the Guarantor under this Guaranty shall be paid to
Satellite without set-off or counterclaim by wire transfer of immediately available United States dollar funds to such account as Satellite may designate in writing to the Guarantor from time to time.

6.   REPRESENTATIONS AND WARRANTIES.

          6.1 Representations and Warranties. The Guarantor hereby makes the following representations and warranties to Satellite and agrees with Satellite that, as of the date of this Guaranty and, if different, as of the Closing Date:

          (a) the Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be qualified which, individually or in the aggregate, could not reasonably be expected to have a
Material Adverse Effect;

          (b) the Guarantor has (i) the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Transaction Document to which it is a party and has taken all necessary corporate action to authorize the execution,

delivery and performance by it of this Guaranty and each Transaction Document to which it is a party and (ii) has duly executed and delivered this Guaranty and each other Transaction Document to which it is a party, and this Guaranty and each such Transaction Document constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application;

          (c) neither the execution, delivery or performance by the Guarantor of this Guaranty or any other Transaction Document to which it is a party, nor the compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose)
any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or any other material agreement or other instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the charter or bylaws of the
Guarantor;

          (d) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other
Transaction Document to which the Guarantor is a party, or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other
Transaction Document to which the Guarantor is a party;

          (e) there are no actions, suits or proceedings (private or governmental) pending or threatened (i) with respect to this Guaranty or any
Transaction Documents to which the Guarantor is a party, or (ii) with respect to the Guarantor that could reasonably be expected to have a Material Adverse
Effect; and

          (f) all of the representations and warranties of the Company in the
Purchase Agreement that relate to the Guarantor will be true and correct in all material respects on the Closing Date (except that any such representation and warranty that is expressly stated as being made only as of a specified date shall be true and correct in all material respects as of such specified date).

          6.2 Survival of Representations and Warranties. All of the
representations and warranties made by the Guarantor in this Guaranty and the other Transaction Documents and all of the documents, agreements, and instruments made, delivered or given in connection with this Guaranty and the other Transaction Documents shall survive the execution, delivery and performance of this Guaranty and the other Transaction Documents.

7.   MISCELLANEOUS.

          7.1 Notices. Any notice, demand or request required or permitted to be given by the Company, the Guarantor or Satellite pursuant to the terms of this
Guaranty shall be in writing and shall be given in the manner set forth in the
Purchase Agreement. Any notice to the Guarantor shall be deemed to have been properly given if addressed in care of the Company under the Purchase Agreement.

          7.2 Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.3 Integration. This Guaranty, the other Transaction Documents to which the Guarantor is a party and the other documents, agreements and instruments made, delivered or given by the Guarantor in connection with this
Guaranty or any other Transaction Document represents the entire agreement of the Guarantor and Satellite with respect to the subject matter expressed in this
Guaranty, the other Transaction Documents and such other documents, agreements and instruments. Any previous agreement between the Guarantor and Satellite with respect to the subject matter of this Guaranty, the other Transaction Documents to which the Guarantor is a party and the other documents, agreements and instruments made, delivered or given by the Guarantor in connection with this
Guaranty or any other Transaction Document is superseded by this Guaranty, the other Transaction Documents and such other documents, agreements and instruments.

          7.4 Amendments, Waivers, Etc. in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except pursuant to a written instrument executed by the Guarantor and
Satellite.

          7.5 No Waiver. Satellite shall not by any act (except as provided in
Section 7.4 above), any failure to act or any delay in acting be deemed to have
(i) waived any right or remedy under this Guaranty, any other Transaction
Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents, or (ii)
acquiesced in any event of default or in any breach of any of the terms and conditions of this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this
Guaranty or the other Transaction Documents. No failure to exercise, nor any delay in exercising, any right, power or privilege of Satellite under this
Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Guaranty, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents shall preclude any other or further exercise of any other right, power or privilege. A waiver by Satellite of any right or remedy under this Guaranty, any other Transaction Document or any other document or instrument made, delivered or given

in connection with this Guaranty or the other Transaction Documents on any one occasion shall not be construed as a bar to any right or remedy that Satellite would otherwise have on any future occasion.

          7.6 Cumulative Remedies. The rights and remedies provided in this
Guaranty are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

          7.7 Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction of this
Guaranty or be taken into consideration in the interpretation of this Guaranty.

          7.8 Indemnification. The Guarantor agrees to indemnify and hold harmless Satellite and each of its directors, managers, members, shareholders, officers, employees, advisors and agents (each, an "Indemnified Person") from and against, and shall pay each Indemnified Person as and when incurred, all claims, damages, losses, liabilities, costs and expenses of any kind whatsoever, including reasonable fees and expenses of attorneys and paralegals, that such
Indemnified Person may incur as a result of third party claims (or that may be claimed against such Indemnified Person by any Person), together with all costs and expenses resulting from the compromise or defense of any claims or liabilities, by reason of or in connection with (i) the preparation, execution, delivery, validity, enforceability or performance of this Guaranty, the other
Transaction Documents to which the Guarantor is a party and the other documents, agreements and instruments made, delivered or given by the Guarantor in connection with this Guaranty or any of the other Transaction Documents, (ii)
any action taken by any Indemnified Person pursuant to, or in connection with, this Guaranty, any of the other Transaction Documents to which the Guarantor is a party or any other document, agreement or instrument made, delivered or given by the Guarantor in connection with this Guaranty or any of the other
Transaction Documents, (iii) any breach by the Guarantor of any warranty, covenant, term or condition in, or the occurrence of any default under, this
Guaranty, any of the other Transaction Documents to which the Guarantor is a party or any other document, agreement or instrument made, delivered or given by the Guarantor in connection with this Guaranty or any of the other Transaction
Documents, and (iv) any inquiry, investigation, litigation, proceeding or other action related to or arising out of this Guaranty, any of the other Transaction
Documents to which the Guarantor is a party or any other document, agreement or instrument made, delivered or given by the Guarantor in connection with this
Guaranty or any of the other Transaction Documents (whether or not such
Indemnified Party is a party to such investigation, litigation, proceeding or other action and whether any such investigation, litigation or proceeding or other action is brought by the Company, the Guarantor, any shareholder or creditor of the Company or the Guarantor or any other Person). In case any action or proceeding is brought against an Indemnified Person in respect of which indemnity may be sought under this Guaranty, such Indemnified Person shall promptly give notice of any such action or proceeding to the Guarantor and may require the Guarantor, upon such notice, to assume the defense of the action or proceeding, provided that the failure of an Indemnified Person to give such notice shall not relieve the Guarantor of its obligations under this Section
7.8. Upon receipt of notice from an Indemnified Person requesting that the
Guarantor assume the defense of any action or proceeding, the Guarantor shall resist and defend such action or proceeding at its sole cost and expense. The obligations of the Guarantor under this Section 7.8 shall survive the termination of this Guaranty.

          7.9 Successors and Assigns. This Guaranty shall be binding upon the
Guarantor and its successors and assigns and this Guaranty shall inure to the benefit of Satellite and its successors, endorsees, transferees and assigns. No
Guarantor may assign any of its rights under, or delegate any of its duties or obligations under, this Guaranty without the prior written consent of Satellite.

          7.10 Setoff and Adjustments. In addition to any right now or hereafter granted under applicable law, upon the occurrence and during the continuance of an event of default under the Note or any of the other Transaction Documents,
Satellite is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other Person (any such notice being expressly waived by the Guarantor) to setoff and to appropriate and apply any and all deposits
(general or special) and any other indebtedness at any time held or owing by
Satellite to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to Satellite under this Guaranty, irrespective of whether or not (i) Satellite shall have made any demand under this Guaranty, or (ii) such obligations and liabilities are contingent or unmatured.

          7.11 Governing Law. This Guaranty shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

          7.12 Submission To Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

               (a) submits itself and its property to any legal action or proceeding relating to this Guaranty, any of the other Transaction Documents or any document, agreement or instrument made, delivered or given in connection with this Guaranty or the other Transaction Documents, or for recognition and enforcement of any judgment in respect of this Guaranty, any of the other
Transaction Documents or any such other document, agreement or instrument, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New
York, and the appellate courts for such state and federal courts;

               (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (c) agrees that service of process in any such action or
proceeding may be effected by registered or certified mail (or any substantially similar form of mail), postage prepaid to the Guarantor at its address set below its signature to this Guaranty or at such other address as the Guarantor shall have notified Satellite pursuant to the terms of this Guaranty;

                                       10

               (d) agrees that nothing in this Guaranty shall affect the right of Satellite to effect service of process in any other manner permitted by law or shall limit the right of Satellite to sue in any other jurisdiction; and

               (e) waives, to the fullest extent permitted by law, any right the
Guarantor may have to claim or recover any special exemplary, punitive or consequential damages in any legal action or proceeding that relates to, or that arises from, this Guaranty, any of the other Transaction Documents or any other document, agreement or instrument made, delivered or given in connection with this Guaranty or any of the other Transaction Documents.

          7.13 Waivers of Jury Trial. The Guarantor hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Guaranty or any other Transaction Document to which it is a party and for any counterclaim therein.

          7.14 Compliance with the Transaction Documents. The Guarantor covenants and agrees that on and after the date hereof and until all Obligations have been paid and performed in full, the Guarantor shall take, or will refrain from taking, all actions that are necessary to be taken or not taken so that no violation of any covenant or agreement of the Company contained in the Purchase
Agreement, the Note or any other Transaction Document is caused by the actions
(or non-actions) of the Guarantor or any of its Affiliates. The Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of Satellite in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, reasonable legal fees and disbursements).

                            [SIGNATURE PAGE FOLLOWS]

                                       11

     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the Effective Date.

                                       TAG ENTERTAINMENT USA, INC., a California
                                       corporation

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

State of New York )
                           ) ss.:
County of                  )

On the _________________ day of ______________ in the year _____, before me, the undersigned, a Notary Public in and for said State, personally appeared
____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

                                       -----------------------------------------
                                                    Notary Public